UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 1, 2007
APRIA HEALTHCARE GROUP INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14316 (Commission File Number)	33-0488566 (I.R.S. Employer Identification No.)

26220 Enterprise Court Lake Forest, California (Address of principal executive offices)		92630 (Zip Code)
Registrant’s telephone number, including area code: (949) 639-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
     On November 1, 2007, Apria Healthcare Group Inc. (“Apria”) issued a press release announcing that it is commencing an offering of $265 million aggregate principal amount of senior subordinated notes. A copy of the press release is attached hereto as Exhibit No. 99.1.
     The information in this current report on Form 8-K is being furnished to the Commission and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits

Exhibit
Number	Reference
99.1	Press Release issued by Apria on November 1, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APRIA HEALTHCARE GROUP INC. Registrant
/s/ Peter A. Reynolds
Peter A. Reynolds
Chief Accounting Officer and Controller

November 1, 2007

EXHIBIT INDEX

Exhibit
Number	Reference
99.1	Press Release issued by Apria on November 1, 2007.